Susquehanna Bancshares, Inc. Investor Presentation 2 nd Quarter 2014 Exhibit 99.1

Forward-Looking Statements
During the course of this presentation, we may make forward-looking statements regarding priorities and strategic objectives of
Susquehanna Bancshares, Inc., as well as capital ratios, efficiency ratios, net income and earnings. Investors should understand that these forward-looking statements are strategic objectives rather than projections of future performance. We wish to caution you that actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. The risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of Susquehanna’s business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; interest rate movements; changes in credit quality; deteriorating economic conditions; other risks and uncertainties; and our success at managing the risks involved in the foregoing items. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange
Commission, including our annual report on Form 10-K for the year ended December 31, 2013 and Form 10-Q for the quarter ended September 30, 2013. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Website at:
www.susquehanna.net

Why Susquehanna?

Business Strategy Regional bank with a customer-focused “community bank” delivery model
Grow deposits – attractive markets with rich deposit base and favorable demographics
Commercial loan focus – ample small business opportunities within footprint
Enhance fee income activities – capital markets, cash management, mortgage and wealth
Invest to enhance customer experience, employee engagement and risk management
Management Team Executive management team with 200+ years of combined banking experience
Deep knowledge of the markets Susquehanna serves
Interests aligned with stockholders through short-term incentives tied to strategic goals and long-
term incentives tied to relative total shareholder return and return on tangible common equity
(“ROTCE”)
Valuation Trade at a discount to peers on an earnings and book value basis
Very attractive dividend yield at
3.09%¹
Long-Term Upside Execution of strategy builds attractive deposit franchise and enhances the long-term earnings power of Susquehanna
Potential P/E expansion due to higher earnings growth and lower cost of equity
Stronger balance sheet and fee income activities while improving liquidity and interest rate risk profile
1 Based on current annualized dividend of $0.32 per share and closing price on April 30, 2014.

Table of Contents

Susquehanna Overview 5
Financial Review:  First Quarter 2014 10
Business Strategy: Regional Bank With a Customer-Focused
“Community Bank” Delivery Model
14
Valuation and Long-Term Upside 27
Quarterly Financial Supplement 30

Susquehanna Overview 5

Susquehanna Overview

Corporate Overview
Regional bank headquartered in Lititz, PA
245 banking offices concentrated in Central PA,
Western MD, and Philadelphia and Baltimore
MSAs
38
th
largest U.S. commercial bank by assets
and 2
nd
largest headquartered in PA
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources
Non-bank affiliates offering products and
services in:
– Wealth management
– Insurance brokerage and
employee benefits
– Commercial finance
– Vehicle leasing
Assets: $18.4 billion
Deposits: $13.1 billion
Loans & Leases: $13.6 billion
Assets under management $7.7 billion
and administration:
Market cap
1
: $1.9 billion
Average daily volume : ~1.3 million shares
Institutional ownership: >70%
Dividend yield : 3.09%
NASDAQ: SUSQ
1 Based on closing price on April 30, 2014.
2 Over the last 52 weeks.
3 Based on current annualized dividend of $0.32 per share and closing price on April 30, 2014.
Selected Data as of 3/31/2014
3
2

Uniquely Positioned

Source: SNL Financial.
Note: Regulatory branch and deposit data as of June 30, 2013; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV;
traditional and in-store branches only, as defined by SNL.
Counties of operation are listed in the “Quarterly Financial Supplement” slides at the conclusion of this presentation.
Proven ability to grow share and
rank in key markets of operation:
– Top 3 market share in 11 of 40
counties
– 10%+ market share in
13 counties
– Top 5 market share in half the
MSAs where we do business
Largest locally based community
bank in our market
Ample opportunity to grow
deposits with small market share
gains:
– Increasing market share 30 bps to
4.9% would bring loan to deposit
ratio just below 100%, in-line with
our 2014 target
Deposit Market Share: Counties of Operation
Rank Institution
Branch
Count
Total Deposits in
Market ($000)
Total Market
Share (%)
1 Wells Fargo 377 41,514,008 14.9%
2 PNC 393 28,419,912 10.2%
3 Bank of America 217 25,180,194 9.1%
4 M&T Bank 324 24,420,075 8.8%
5 Toronto-Dominion Bank 167 20,925,057 7.5%
6 Royal Bank of Scotland 217 18,654,030 6.7%
7 Susquehanna 245 12,790,628 4.6%
8 Fulton 191 9,513,532 3.4%
9 Banco Santander 178 9,222,815 3.3%
10 National Penn 120 5,945,401 2.1%
11 BB&T 68 4,327,798 1.6%
12 Beneficial 60 3,777,354 1.4%
13 Citi 13 2,811,745 1.0%
14 First Niagara 61 2,481,487 0.9%
15 Customers 12 2,270,071 0.8%
Total (1-15) 2,665 212,254,107 76.4%
Total (1-239) 4,146 277,747,024 100.0%

Leading Competitive Position

Better positioned with a stronger market concentration than peers
Markets of operation are wealthier than peers
Market presence in 14 of the 20 most affluent counties in PA by median household income
– Maryland market includes Baltimore and three of the nation’s 40 most-affluent counties including no. 3, Howard County
Source: SNL Financial, U.S. Census.  Peer data reflects median of peer companies. Identification of peer companies is included in the “Quarterly Financial Supplement” at the conclusion of this presentation. Deposit data as of June 30, 2013
1 Reflects weighted average by deposits at the county level. Household income as of 2013.
SUSQ Peers
% of Deposits in Counties
with #1 Rank
31% 22%
% of Deposits in Counties
with 25% Market Share
32% 18%
Attractive Market Demographics and Leading Competitive Position
SUSQ Peers
Median Household
Income¹
$58,718 $51,374
% of Deposits in Counties
with HHI Over $60,000
29% 17%

New York City
PENNSYLVANIA
NEW JERSEY
Harrisburg
Philadelphia
MARYLAND
Baltimore
WEST VIRGINIA
Washington D.C.
# of Small Businesses less than 5,000
# of Small Businesses between 5,000 and 10,000
# of Small Businesses greater than 10,000

Positioned for Further Growth

Pennsylvania Market
Delaware Valley Market
Maryland Market
115 branches
Foundation for growth with stable commercial
and retail banking base providing ample deposits
Home to distribution hubs for global retailers,
manufacturers and distributors serving Northeast
and Mid-Atlantic markets
69 branches
Growth opportunities fueled by world-leading
education, health care and research institutions
61 branches
Growth opportunities fueled by world-leading
education, health care and research institutions,
as well as major federal agencies and
contractors
Small Business Density Complements Branch Footprint
Source: Bank Intelligence.  “Small Business” defined as businesses with less than $10 million in annual sales.
The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 14 counties comprising the company’s Maryland Market are listed in the “Quarterly Financial Supplement” slides at the conclusion of this presentation.

Financial Review: First Quarter 2014 10

First Quarter 2014 Highlights

GAAP EPS of $0.20 Modestly lower than $0.22 in 4Q13 and $0.23 in 1Q13
Fee Income Impacted
by Weather & Seasonality
Capital markets revenue of $1.2 million compared to $3.2 million in the prior quarter;
increased 37.5% year-over-year
Wealth revenue declined to $12.7 million compared to $13.0 million in the prior quarter;
increased 2.7% year-over-year
Mortgage banking revenue essentially flat at $2.4 million
Service charges and other income impacted by weather and seasonality; service charges increased 3.8% year-over-year
Commercial Loan Growth Commercial loans grew 0.7% linked quarter and 4.3% year-over-year
Continued Focus on
Deposit Growth
Deposits increased by 1.6% linked quarter and 3.1% year-over-year
Interest-bearing deposit costs remained flat at 50bps linked quarter
Focused on Returns ROAA of 0.82% compared to 0.89% and 0.95% in 4Q13 and 1Q13, respectively
ROATE
1
of 11.08% compared to 12.49% and 13.87% in 4Q13 and 1Q13, respectively
Solid Credit Quality Metrics
and Capital Ratios
NPAs moved to 0.89% of loans, leases and foreclosed real estate
Strong coverage ratio with allowance representing 142% of nonaccrual loans and leases
Tangible common ratio
1
of 8.67%; regulatory ratios exceed “well capitalized”
1 Non-GAAP based financial measures; please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for calculations.

Net Interest Margin (FTE)
3.8%
3.7%
3.6%
3.5%
3.4%
3.3%
3.2%
3.1%
3.0%
3.60%
0.06%
0.04%
0.01%
0.00%
0.00%
3.61%
4Q13
Purchase Accounting
Loans
Investments
Deposits
Borrowings
1Q14

First Quarter Purchase
Accounting Impact

Tower’s purchased credit impaired fair value marks are
amortized by pooling like asset classes while Abington’s marks are amortized at the loan level
Non-purchased credit impaired fair value marks are amortized at the loan level
Predicting future amortization is challenging due to
prepayment/refinancing, customer behavior and the overall
health of the economy
Total purchase accounting benefit was 21 bps in 1Q14
compared to15bps in 4Q13
Loan amortization was 17bps in 1Q14 compared to 11bps in
4Q13
Deposit and borrowing amortization was 4bps in 1Q14
compared to 4ps in 4Q13
Net interest margin, excluding purchase accounting,
1
declined
5bps from 3.45% in 4Q13 to 3.40% in 1Q14
Non purchase accounting roll forward
Note: Additional information on purchase accounting impact is included in the “Quarterly Financial Supplement” slides at the conclusion of this presentation.
1 Non-GAAP based financial measures; please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for calculations
.

Susquehanna Peer Median
5
ROAA 0.82% 0.88%
ROATE
1
11.08% 10.71%
Net Interest Margin 3.61% 3.36%
Loans % of Deposits
104% 86%
Loan Growth
(0.01%) 2.2%
Deposit Growth 1.6% 1.4%
Deposit Cost
0.43% 0.24%
C&I % of Total Loans
2
14.2% 22.9%
Checking Deposits %
of Total Deposits
2,3
23.6% 31.1%
Efficiency Ratio
1
66.18% 66.04%
Fee Income % of Operating Revenue
4
23.1% 25.7%
NPAs % of Loans and Leases and
Foreclosed Real Estate
0.89% 1.02%
NCOs % of Average Loans and Leases 0.28% 0.23%
Tier 1 Common Ratio
6
10.84% 10.47%
1Q14 Performance vs. Peers

Source: SNL Financial and company filings
1 Non-GAAP based financial measures; please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for calculations.
2 Per 12/31/13 regulatory filings.
3 Interest-bearing and non-interest bearing transaction deposits per regulatory filings.
4 As reported by SNL. Excludes securities gains and losses and other non-recurring items.
5 Please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for the listing of the peer companies.
6 Most recent available data
Solid profitability
Focus on improving loan to deposit ratio
Fee income activities in place to deepen
relationships and close the gap to peers
NCOs/Avg. loans and leases trending
towards peers while the Tier 1 common
ratio is slightly better than peers
Working to close the gap to peers  by
growing checking deposits and commercial
loans in attractive markets
Comments

Business Strategy: Regional Bank With a Customer-Focused “Community Bank” Delivery Model 14

Strategic Focus: Multi-Year Plan

OBJECTIVE: Transition to a Robust Relationship-Based Customer Model
1. Shift in Model and
Focus
New investments
focused on:
– Technology
– Risk management
– Employee engagement
– Customer experience
– Service delivery
– Marketing
– Pricing
– Products
Evaluating new and existing relationships for relationship profitability
2. Hiring and Talent Recruiting experienced leaders across the bank
Hiring individuals and teams
Employee engagement at all levels
Building capabilities to foster existing employee development
3. Redesigned Incentive
Structure
New profitability model to drive bankers’ incentives
Incentives promote cross selling, risk management and total portfolio management

Investing for Tomorrow

Investments Focused on What We Can Control
Aligning Infrastructure With Our
Growth into Top 50 Bank Rankings
Ensuring systems, processes and capabilities can accommodate growth beyond the $18 billion institution Susquehanna is today
Focus on Scalable Investments Software and technology
Fee income activities
Risk management
Customer experience
Service delivery
Investments for Business Demand 4 of the top 5 budgeted capital expenditures for 2014 are for business demand:
- ATMs
- Branch relocation
- Product software
- Commercial Banking online upgrades
Investments today position Susquehanna for future growth and performance
Business demand drives
84% of budgeted spend
for top 5 capital
expenditures in 2014
Higher expenses in the
near-term

Investing in Talent

Approximately 45% of Susquehanna’s top 60 leaders have joined within the last two years, bringing new ideas and best practices to bear
Aligning corporate and individual objectives with strategic plan and stockholders’ interests
– Short-term incentives tied to strategic goals
– Long-term incentive plan tied to relative total shareholder return and ROTCE
WILLIAM REUTER
Chairman and CEO
39 years banking experience,
including 23 years with Susquehanna
ANDREW SAMUEL
Bank President and CEO
29 years banking experience
2 years with Susquehanna
MICHAEL HARRINGTON
Chief Financial Officer
27 years banking experience
2 years with Susquehanna
MICHAEL QUICK
Chief Corporate
Credit Officer
42 years banking experience
23 years with Susquehanna
GREGORY DUNCAN
Chief Operating Officer
30 years banking experience
23 years with Susquehanna
CARL LUNDBLAD
Chief Legal &
Administrative Officer
16 years banking / legal
experience
2 years with Susquehanna
BEVERLY WISE
Chief Human
Resources Officer
25 years banking experience
2 years with Susquehanna
KEVIN BURNS
Chief Risk Officer
15 years banking experience
<1 year with Susquehanna

Business Strategy

Strategic Priorities for 2014
Focus on
Deposits
Helps achieve balance sheet objectives
Significant opportunity in existing client base
Take share from larger competitors with “community bank” delivery model
Complements strategy to grow commercial loans and success of Stellar Checking retail campaign
Optimize
Balance Sheet
Focus on growing commercial loans while limiting indirect auto and selling more mortgage production
– Dense population of small businesses in-market
– Product offerings position us to compete with small and large banks
Small business relationships provide opportunities in wealth, capital markets and cash management
– Growing fee income reduces spread-reliance and promotes stable revenue stream
Customer
Experience
and Employee
Engagement
Delivering a differentiated customer experience with premier service and simplified processes
Fueling customer-centric culture through investments in talent, technology, products and delivery
Aligning compensation around drivers of sustainable and profitable relationships
– Incentives tied to full customer relationships, measured through profitability model
Enterprise
Risk
Management
Investments in people and processes to effectively manage risk commensurate with our size, complexity, strategy and growth
More efficient pricing and capital allocation decisions
Enhanced governance and controls

Susquehanna

▪

▪

▪

▪

▪

▪

▪

99.7
103.8
80.1
86.4
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
SUSQ
Peer Median

Focus: Deposits

Loan to Deposit Ratio %
Rationale Ample opportunity to capture greater wallet share and profitability from existing customers while improving liquidity and interest risk profile
Strategic
Initiatives
Enhanced profitability models to inform pricing and investment decisions
Focus on deposit-rich markets with ample small business opportunities
Investing in people and technology to streamline loan approval and closing and deposit account opening process
Sales training and development, emphasizing cross-sell
Increasing marketing spend
Trade-Off Desire to lower loan to deposit ratio is a constraint on loan growth and earnings in the short-term.  Long-term benefits will be realized when interest rates rise
Source: SNL Financial.
Please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for the listing of the peer companies.

Strong Deposit Growth

Organic Non-CD
Deposit CAGR:
7.3%
Strong Deposit Growth Momentum
Positive results in mobile deposit services and Stellar Checking account
Non-CD deposits now account for 70% of total deposits
Non-CD growth of 2.0% since 1Q13, including strategic exit from certain relationships
Cost of deposits decreased from 2.86% in 4Q07 to 0.43% in 1Q14
Total Deposits 12/31/2007
$8.9 Billion
Total Deposits 3/31/2014
$13.1 Billion
Time < $100K
Time of $100K or more
Savings
Interest-bearing demand
Demand deposits

Earn cash when you SPEND.
Stellar Checking
Earn cash when you SAVE.
Susquehanna Bank

Deposit Initiatives

Innovative Deposit Strategies Driving Growth
Strategic Building on 2.3% deposit growth in 2013 to achieve balance sheet objectives
Exiting non-strategic relationships and limiting exception pricing
Lowered deposit cost by 9 bps in 2013
Streamlined Focused on cross-sell opportunities and commercial deposits
Three retail checking accounts today vs. 10+ at the start of 2013
Customer-Centric Stellar Checking launched in 2013 – 70,610 accounts in first 13 months with $166M in balances and $600,000 in total rewards paid out
– 30% from new customers, with higher average
balances than converted accounts
– Driving new fee income through increased debit
card usage
Digital channel in 1Q14 vs. 1Q13 – Mobile banking users up 72%
– E-statements up 29%
– Total online banking users up 14%

Disciplined Asset Allocation:
Focus on Commercial Loans

Organic Loan
CAGR: 3.8%
Slowing Loan Growth Momentum, Focus on Mix
Rotating assets to achieve more valuable mix
Commercial loan growth of 4.3% since 1Q13, including strategic exit from certain relationships
Limit indirect portfolio growth while selling more residential production in secondary market
Average commercial loan yield in 1Q14 was 4.78%, compared to 3.38% for indirect auto leases
12/31/2007
$8.8 Billion
3/31/2013
$13.6 Billion
Commercial, financial and agricultural
Leases
Consumer
Real estate secured - residential
Real estate secured - commercial
Real estate - construction

0.20%
0.37%
0.31%
0.40%
0.35%
0.34%
0.18%
0.15%
0.21%
3.74%
3.73%
3.61%
3.66%
3.62%
3.54%
3.54%
3.45%
3.40%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
SUSQ NIM, ex Purchase Accounting
Purchase Accounting Impact
Peer Median NIM

Net Interest Margin

Net interest margin of 3.61% in the quarter versus 3.60% in the prior quarter
Net interest margin, excluding purchase accounting, was down 5 bps, but remains in-line with peer reported net interest margin
The net interest margin decline is a primarily a function of existing loans repricing at lower rates and a change in the mix of loans
Deposit growth and strategic shift toward commercial lending expected to provide more stability to the net interest margin going forward
Source: SNL Financial. Please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for the listing of the peer companies.
1 Non-GAAP based financial measure; please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for calculation.
Net Interest Margin
1

27.0%
25.7%
22.7%
23.1%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
SUSQ
Peer Median

Focus on cross-sell as commercial loan and deposit relationships grow
– Closing the gap to peers on fee income/operating revenue
Diversifying revenue and becoming less reliant on spread revenue
– Momentum in wealth management, capital markets and cash management
– Increased 2.7% year-over-year
Capital markets growing
– Increased 37.5% year-over-year
– $52 million in new demand deposits and revenue up 7.4% year-over-year
Non-Interest Income

Non-interest Income ($000) - Quarter Ending
Mar. 31, 2013 Dec. 31, 2013 Mar. 31, 2014
Service Charges on Deposit Accounts 8,672 9,456 9,000
Vehicle Origination and Servicing Fees 3,354 3,057 2,968
Wealth Management Commissions and Fees 12,390 13,048 12,719
Commissions on Property and Casualty
Insurance Sales 4,542 4,023 5,666
Other Commissions and Fees 4,328 5,077 5,035
Mortgage Banking Revenue 4,110 2,483 2,410
Fee Income % of Operating Revenue
1
1 As reported by SNL Financial. Excludes securities gains and losses and other non-recurring items. Please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for the listing of the peer companies.
Wealth management continues to expand
Cash management driving deposit growth and income

Expense Management

Successfully lowered efficiency ratio from 66.83% for 2011 to 62.55% for 2013
– Recent elevation in efficiency ratio reflects expenses associated with incentive compensation, branch consolidation costs and investments to build out ERM, compliance and other strategic initiatives
– Targeted long-term efficiency ratio of 60%
– Efficiency is a part of our culture; always looking for ways to improve expense management
Note: Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt and is a non-GAAP based financial measure; please refer to the “Quarterly Financial
Supplement” slides at the conclusion of this presentation for calculations.

2Q14 Outlook & Current Trends

Strategic Priorities Reflected in Second Quarter 2014 Outlook
Net Interest Margin May decline slightly in second quarter due to competitive pressure on existing loan portfolio
Range of 3.36% - 3.40%
Average Earning
Assets
Limited average earning asset growth
Commercial loan growth is priority
Focus on rotating the balance sheet mix rather than on total loan growth
Securities portfolio expected to remain relatively flat
Credit Provision is expected to trend in line with the last four quarters
Expenses Expenses expected to increase linked quarter as normal inflation factors are fully realized
Measured investments in the franchise continue
Fee Income Expected to increase linked quarter as capital markets rebounds and we get a lift from the mortgage business as we enter the spring selling season

Valuation and Long Term Upside 27

3.1%
2.2%
SUSQ
Peer Median

1.27x
0.71x
SUSQ
Peer Median

1.75x
1.34x
SUSQ
Peer Median

15.5x
12.7x
SUSQ
Peer Median

Price / Tangible Book Value Price / Forward Earnings (2014) 2
Dividend Yield 1 Price / Book Value
Valuation

Execution of strategy could result in P/E expansion due to higher earnings growth and lower cost of equity
– Close the P/E discount to peers
Attractive dividend yield provides meaningful return in the near-term
Source: SNL Financial. As of April 30, 2014.
Please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for the listing of the peer companies.
1 Based on current annualized dividend of $0.32 per share and closing price on April 30, 2014.
2 Reflects mean IBES estimate for 2014.

At March 31, 2014
Tangible
Common
Equity¹
Tier 1
Common /
RWA
Tier 1
Leverage
Tier 1
Risk-Based
Total
Risk-Based
Susquehanna 8.67% 10.84% 9.72% 11.95% 13.23%
Management Minimum
Target
7.50% 8.00% 6.00% 9.50% 11.50%
Solid Capital Generation

1 The tangible common equity ratio is a non-GAAP based financial measure; please refer to the “Quarterly Financial Supplement” slides at the conclusion of this presentation for calculation.
Do not expect Basel III to have a material impact to our risk-weighted assets
– We believe we would be fully compliant with revised capital requirements, including the capital conservation buffer
Capital generation has benefited from strong profitability and approximately 40% dividend payout ratio
Status quo until we receive feedback from regulators on stress test
– If deemed to have capital beyond what is required by regulators and internal capital targets, Susquehanna may look to distribute a portion of its excess capital
– All capital distribution strategies will be evaluated

Quarterly Financial Supplement 30

Susquehanna Bank Markets
Pennsylvania Market Maryland Market Delaware Valley Market
Adams, PA
Berks, PA
Centre, PA
Cumberland, PA
Dauphin, PA
Lancaster, PA
Lebanon, PA
Lehigh, PA
Luzerne, PA
Lycoming, PA
Northampton, PA
Northumberland, PA
Schuylkill, PA
Snyder, PA
Union, PA
York, PA
Allegany, MD
Anne Arundel, MD
Baltimore, MD
Baltimore City, MD
Bedford, PA
Berkley, WV
Carroll, MD
Franklin, PA
Fulton, PA
Garrett, MD
Harford, MD
Howard, MD
Washington, MD
Worcester, MD
Atlantic, NJ
Bucks, PA
Burlington, NJ
Camden, NJ
Chester, PA
Cumberland, NJ
Delaware, PA
Gloucester, NJ
Montgomery, PA
Philadelphia, PA

Peer Companies
Associated Banc-Corp Hancock Holding Co.
BancorpSouth Inc. IBERIABANK Corp.
City National Corp. People's United Financial
Commerce Bancshares Prosperity Bancshares Inc.
Cullen/Frost Bankers Inc. Signature Bank
F.N.B. Corp. TCF Financial Corp.
First Horizon Nat’l Corp. UMB Financial Corp.
First Niagara Financial Group Valley National Bancorp
FirstMerit Corp. Webster Financial Corp.
Fulton Financial Corp. Wintrust Financial Corp.

Loan and Lease Originations
Average Balance*   1Q13 2Q13 3Q13 4Q13 1Q14
($ in Millions) Balance
Origina-
tions
Balance
Origina-
tions
Balance
Origina-
tions
Balance
Origina-
tions
Balance
Origina-
tions
Commercial $     1,996 $       224 $    2,005 $       221 $    1,997 $       166 $  1,997 $       189 $    2,045 $      112
Real Estate – Const & Land 797 137 777 148 752 196 736 184 707 76
Real Estate – 1-4 Family Res 2,266 57 2,262 67 2,258 90 2,276 66 2,279 56
Real Estate – Commercial 4,295 206 4,356 263 4,440 267 4,406 180 4,413 131
Real Estate – HELOC 1,235 113 1,285 154 1,358 160 1,450 130 1,478 93
Tax-Free 427 3 420 2 402 42 418 34 438 6
Consumer Loans 820 114 853 149 887 128 908 125 912 110
Commercial Leases 287 78 300 124 319 101 320 89 310 89
Consumer Leases 644 138 698 87 756 122 837 142 922 112
VIE 162 - 156 - 122 - 74 - 71 -
Total Loans $  12,929 $    1,070 $  13,112 $    1,215 $  13,291 $    1,272 $13,422 $    1,137 $13,575 $785

*By collateral type.

Loan Mix & Yield

*By collateral type.
Average Balance*
($ in Millions) 1Q13 2Q13 3Q13 4Q13 1Q14
INT % QTR
Commercial $    1,996 5.28% $    2,005 5.03% $    1,997 5.00% $     1,997 4.81% $    2,045 4.78%
Real Estate – Const & Land 797 6.05% 777 6.69% 752 5.21% 736 5.37% 707 5.35%
Real Estate –
1-4 Family Res
2,266 4.91% 2,262 4.82% 2,258 4.60% 2,276 4.69%
2,279
4.63%
Real Estate – Commercial 4,295 5.43% 4,356 5.22% 4,440 4.99% 4,406 4.65% 4,413 4.68%
Real Estate – HELOC 1,235 3.68% 1,285 3.64% 1,358 3.59% 1,450 3.53% 1,478 3.51%
Tax-Free 427 5.10% 420 5.09% 402 5.07% 418 5.02% 438 4.92%
Consumer Loans 820 4.77% 853 4.52% 887 4.33% 908 4.25% 912 4.20%
Commercial Leases 287 7.56% 300 7.15% 319 6.64% 320 6.46% 310 6.67%
Consumer Leases 644 3.88% 698 3.68% 756 3.51% 837 3.39% 922 3.38%
VIE 162 4.36% 156 4.34% 122 4.92% 74 4.88% 71 4.83%
Total Loans $  12,929 5.03% $  13,112 4.95% $  13,291 4.70% $   13,422 4.55% $   13,575 4.51%

Industrial/Manufacturing, 2%
Recreational, 1%
Office, 16%
Commercial Construction, 4%
Mixed Use, 6%
Multi-Family, 5%
Warehouse, 6%
Retail, 14%
Hotels - Motels, 7%
Land, 6%
Other, 15%
Residential, 8%
Service, 11%

CRE and Construction Composition 35 1Q14

0.44%
0.28%
0.30%
0.23%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
SUSQ
Peer Median

1.58%
1.35%
1.02%
0.89%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
SUSQ
Peer Median

146%
169%
142%
114%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
SUSQ
Peer Median

Asset Quality 36 NPAs / Loans & leases + Foreclosed Real Estate Net Charge-Offs / Average Loans & Leases ALLL / Nonaccrual Loans and Leases Source: SNL Financial

$103
$105
$102
$101
$108
1Q13
2Q13
3Q13
4Q13
1Q14

$66
$64
$70
$72
$40
1Q13
2Q13
3Q13
4Q13
1Q14

TDRs
Asset Quality
($ in Millions)

Non Accruals
1Q13 2Q13 3Q13 4Q13 1Q14
NPL's Beginning of Period $        97.8 $      103.4 $      105.1 $      102.0 $      100.8
New Non Accruals 23.1 23.6 23.1 29.4 25.4
Cure/Exits/Other 0.4 (13.4) (12.6) (21.7) (8.3)
Gross Charge-Offs (15.5) (5.0) (8.9) (5.3) (7.0)
Transfer to OREO (2.4) (3.5) (4.7) (3.6) (2.5)
NPL's End of Period $      103.4 $      105.1 $      102.0 $      100.8 $      108.4

$403
$446
$425
$370
$346
1Q13
2Q13
3Q13
4Q13
1Q14

$532
$495
$525
$476
$502
1Q13
2Q13
3Q13
4Q13
1Q14

$59
$39
$40
$68
$57
1Q13
2Q13
3Q13
4Q13
1Q14

$6
$7
$9
$10
$9
1Q13
2Q13
3Q13
4Q13
1Q14

Asset Quality ($ in Millions) 38 Substandard OAEM Past Due 90 Days or More Past Due 30-89 Days

Investment Securities

EOP Balance
1Q13 2Q13 3Q13 4Q13 1Q14
($ in Millions)
QTR Yield
Total Investment Securities
$2,553 $2,494 $2,644 $2,533 $2,445
Duration (years)
3.6 4.3 4.1 3.5 3.4
Yield
2.64% 2.61% 2.67% 2.65% 2.72%
Unrealized Gain/(Loss) $50.6 ($2.7) $1.3 ($12.0) $4.1

Deposit Mix & Cost

Average Balance
1Q13 2Q13 3Q13 4Q13 1Q14
($ in Millions)
INT % QTR
Demand $    1,918 0.00% $    1,912 0.00% $    1,911 0.00% $    1,881 0.00% $    1,831 0.00%
Interest Bearing Demand 5,895 0.32% 5,984 0.28% 5,937 0.26% 6,058 0.26% 6,033 0.25%
Savings 1,049 0.11% 1,080 0.11% 1,076 0.11% 1,076 0.11% 1,100 0.11%
Certificates of Deposits 3,778 1.21% 3,892 1.20% 3,871 1.05% 3,792 1.00% 3,911 1.00%
Total Interest-Bearing Deposits $  10,722 0.61% $  10,956 0.59% $  10,884 0.53% $  10,926 0.50% $  11,044 0.50%
Non-CD Deposits/Total 70.1% 69.8% 69.7% 70.4% 69.6%
Loans(excluding VIE)/Deposits
101.0% 100.7% 102.9% 104.2% 104.9%

Borrowing Mix & Cost

Average Balance
1Q13 2Q13 3Q13 4Q13 1Q14
($ in Millions)
INT % QTR
Short-Term Borrowings $    817 0.25% $    728 0.26% $    758 0.27% $    672 0.25% $    672 0.25%
FHLB Advances 1,155 0.33% 1,042 0.36% 1,285 0.33% 1,502 0.32% 1,387 0.35%
Long Term Debt 509 3.28% 496 3.32% 476 3.45% 456 3.51% 451 3.46%
Total Borrowings $ 2,481 0.91% $ 2,266 0.98% $ 2,519 0.90% $ 2,630 0.86% $ 2,510 0.88%
Off Balance Sheet Swap Impact 927 0.73% 927 0.82% 927 0.78% 1,100 0.80% 1,100 0.87%
Total Borrowing Cost 1.64% 1.80% 1.68% 1.66% 1.75%
Total Borrowings / Total Assets 13.8% 12.5% 13.8% 14.3% 13.6%

Susquehanna

	1Q14	4Q13	3Q13	2Q13	1Q13
Efficiency Ratio					
Other expense	$ 123,032	$ 135,672	$ 117,701	$ 119,738	$ 117,729
Noninterest operating expense (numerator)	$ 123,032	$ 135,672	$ 117,701	$ 119,738	$ 117,729
Taxable-equivalent net interest income	$ 143,813	$ 146,430	$ 149,683	$ 151,916	$ 153,021
Other income	42,089	50,666	41,343	49,076	42,644
Noninterest operating income (denominator)	$ 185,902	$ 197,096	$ 191,026	$ 200,992	$ 195,665
Efficiency ratio	66.18%	68.84%	61.62%	59.57%	60.17%

The efficiency ratio is a non-GAAP based financial measure. Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.

	1Q14	4Q13	3Q13	2Q13	1Q13
Tangible Common Ratio					
End of period balance sheet data					
Shareholders' equity	$ 2,755,199	$ 2,717,587	$ 2,679,348	$ 2,644,940	$ 2,639,489
Goodwill and other intangible assets (1)	(1,266,403)	(1,264,839)	(1,263,928)	(1,265,016)	(1,266,610)
Tangible common equity (numerator)	$ 1,488,796	$ 1,452,748	$ 1,415,420	$ 1,379,924	$ 1,372,879
Assets	$18,439,682	$18,473,489	$18,481,150	$18,083,039	$17,967,174
Goodwill and other intangible assets (1)	(1,266,403)	(1,264,839)	(1,263,928)	(1,265,016)	(1,266,610)
Tangible assets (denominator)	$17,173,279	$17,208,650	$17,217,222	$16,818,023	$16,700,564
Tangible common ratio	8.67%	8.44%	8.22%	8.21%	8.22%

The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts. The most directly comparable GAAP-based measure is the ratio of common shareholders' equity to total assets. In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders' equity and total assets. Tangible common equity is then divided by the tangible assets to arrive at the ratio. Management uses the ratio to assess the strength of our capital position.

(1) Net of applicable deferred income taxes

Non-GAAP Reconciliation ($ in thousands) 42

Susquehanna

	1Q14	4Q13	3Q13	2Q13	1Q13
Return on Average Tangible Equity					
Income statement data					
Net income	**$ 37,162**	$ 41,341	$ 44,291	$ 45,648	$ 42,399
Amortization of intangibles, net of taxes at 35%	**1,650**	1,822	1,626	1,984	2,124
Net tangible income (numerator)	**$ 38,812**	$ 43,163	$ 45,917	$ 47,632	$ 44,523
Average balance sheet data					
Shareholders' equity	**$ 2,726,465**	$ 2,679,242	$ 2,642,806	$ 2,648,314	$ 2,614,319
Goodwill and other intangible assets	**(1,306,298)**	(1,308,690)	(1,310,155)	(1,312,257)	(1,312,662)
Tangible common equity (denominator)	**$ 1,420,167**	$ 1,370,552	$ 1,332,651	$ 1,336,057	$ 1,301,657
Return on equity (GAAP basis)	**5.53%**	6.12%	6.65%	6.91%	6.58%
Effect of goodwill and other intangibles	**5.55%**	6.37%	7.02%	7.39%	7.29%
Return on average tangible equity	**11.08%**	12.49%	13.67%	14.30%	13.87%

Return on average tangible equity is a non-GAAP based financial measure calculated using non-GAAP based amounts. The most directly comparable GAAP-based measure is return on average equity. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity. Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.

	1Q14	4Q13	3Q13	2Q13	1Q13
Tangible Book Value per Common Share					
End of period balance sheet data					
Shareholders' equity	**$ 2,755,199**	$ 2,717,587	$ 2,679,348	$ 2,644,940	$ 2,639,489
Goodwill and other intangible assets	**(1,305,742)**	(1,307,701)	(1,309,105)	(1,311,176)	(1,313,648)
Tangible common equity (numerator)	**$ 1,449,457**	$ 1,409,886	$ 1,370,243	$ 1,333,764	$ 1,325,841
Common shares outstanding (denominator)	**187,590**	187,363	187,225	187,023	186,800
Tangible book value per common share	**$ 7.73**	$ 7.52	$ 7.32	$ 7.13	$ 7.10

Tangible book value per share is a non-GAAP based financial measure calculated using non-GAAP based amounts. The most directly comparable GAAP based measure is book value per share. In order to calculate tangible book value per share, we divide tangible common equity, which is a non-GAAP based measure calculated as common shareholders' equity less intangible assets, by the number of shares of common stock outstanding. In contrast, book value per share is calculated by dividing total common shareholders' equity by the number of shares of common stock outstanding. Management uses tangible book value per share to assess our capital position and ratios.

Non-GAAP Reconciliation ($ in thousands) 43

Susquehanna

	1Q14	4Q13	3Q13	2Q13	1Q13
Net Interest Margin (excluding purchase accounting)					
Reported net interest margin (GAAP basis)	**3.61%**	3.60%	3.72%	3.88%	3.97%
Adjustments for purchase accounting:					
Loans and leases	**-0.17%**	-0.11%	-0.13%	-0.27%	-0.27%
Deposits	**-0.03%**	-0.03%	-0.04%	-0.06%	-0.07%
Borrowings	**-0.01%**	-0.01%	-0.01%	-0.01%	-0.01%
Net Interest Margin (excluding purchase accounting)	**3.40%**	3.45%	3.54%	3.54%	3.62%

Net interest margin (excluding purchase accounting) is a non-GAAP based financial measure using non-GAAP based amounts. The most directly comparable GAAP based measure is net interest margin. In order to calculate net interest margin (excluding purchase accounting) we subtract the effects of amortizing/accreting purchase accounting valuation amounts from net interest income, and divide the remainder by average earning assets. Our management uses net interest margin (excluding purchase accounting) to measure and monitor the impact of the current economic environment on our net interest income and believes that this measure is more representative of our ongoing earnings power because it excludes the effect of valuation variables used to arrive at the acquisition fair value recorded on the acquisition date. We believe this non-GAAP measure, when taken together with the corresponding GAAP measure, provides meaningful supplemental information to investors regarding our performance. However, this non-GAAP measure should be considered in addition to, and not as a substitute for or preferable to, net interest margin prepared in accordance with GAAP.

Non-GAAP Reconciliation 44